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                                                                   EXHIBIT 10.18


FRANCE TELECOM                                National Contracts Department
                                              Research and Development Contracts

                              COMMITMENT INSTRUMENT

CONTRACT No. 96 6M 753                                NOTIFIED ON AUGUST 7, 1996

Please quote the above number in correspondence

RE: Design of an external PCMCIA module (Personal Computer Memory Card International Association) for VIACCESS access control supporting the common interface for DVB decoding.

Between:

France Telecom, a public utility company governed by the law of July 2, 1990, with headquarters at 6, Place d'Alleray - 75505 PARIS Cedex 15 - registered as follows:

No. in the Register of Commerce and Companies: PARIS B 380 129 866 SIRET No.: 380 129 866 23 487
APE Code No.: 642 A

Domiciled at 7, Boulevard Romain Rolland - 92128 MONTROUGE Cedex,

Hereinafter "France Telecom," represented by Mr. Michel DUPIRE, acting with regular power of attorney as Director of Research and Development and External Partners, or by Mr. Georges FALCOU, his assistant, party of the first part,

and the 3 companies,

1) MATRA COMMUNICATION, with headquarters at 50, rue du President Sadate - 29562 QUIMPER Cedex 9 - registered as follows:

No. in the Register of Commerce and Companies: QUIMPER B 552 150 724 SIRET No.: 552 150 724 00086
APE Code No.: 322 B

Domiciled at rue Jean-Pierre Timbaud - RP No. 26 - 78392 BOIS D'ARCY Cedex,

represented by Mr. Roger PRAT, acting with regular power of attorney as Director of the Image Division,

2)      SCM MICROSYSTEMS, with headquarters at ARGEO ATHELIA III - Voie ATLAS -


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        13705 LA CIOTAT Cedex - registered as follows:

No. in the Register of Commerce and Companies: pending
SIRET No.: 401 185 350 00030
APE Code No.: 516 G

Domiciled at the place of its headquarters,

represented by Mr. Jean-Yves LE ROUX, acting with regular power of attorney as Manager of SCM FRANCE,

3) MATRA MHS, with headquarters at route de Gachet - CP 3008-44087 NANTES Cedex - registered as follows:

No. in the Register of Commerce and Companies: NANTES B 315 629 246 SIRET No.:
315 629 246 00028
APE Code No.: 321 B

Domiciled at the place of its headquarters,

represented by Mr. Michel DESBARD, acting with regular power of attorney as CEO,

All the companies act as joint co-contractors, MATRA COMMUNICATION being the "representative." They are hereinafter referred to as "the Awardee,"

                            party of the second part,

it is agreed as follows:

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PREAMBLE - SHARED FINANCING CONTRACT

France Telecom and the Awardee wish to design an external PCMCIA module for VIACCESS access control supporting the common interface for DVB decoding.

The total cost of the work is [*] not including taxes ([*] including all taxes).

France Telecom participates financially in this operation under the conditions of this contract (see below article 3).

ARTICLE 1 - OBJECT OF THE CONTRACT -

The object of this contract is the design of an external PCMCIA module for VIACCESS access control supporting the common interface for DVB decoding.

The Awardee pledges to France Telecom to produce the items according to the specifications of the Special Technical Clauses enclosed herewith.

MATRA COMMUNICATION, designated as representative, is in charge of the management and punctual performance of the project for France Telecom.

ARTICLE 2 - GENERAL CONDITIONS - REFERENCE DOCUMENTS -

The items are subject to the clauses of the documents listed below, in decreasing order of priority, which the parties declare to know well:

This commitment instrument, and its appendix "Detailed items - Prices - Deadlines,"

- Special Administrative Clauses (CCAP Edition of March 1994), enclosed,

- Special Technical Clauses (CCTP Ref.: CCETT/AMS/TCA/114/96/AC, Edition of May 15, 1996) also enclosed herewith, with the summary of the answer of the consortium MATRA COMMUNICATION, SCM MICROSYSTEMS and MATRA MHS referenced IMAGE/CH/TB/SO/1978/960 4517 of May 10, 1996,

- General Clauses and Conditions applicable to the contracts of France Telecom concerning Telecommunications Systems and Equipment (CCCG/SBT, Edition of November 1991).


* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 3 - AMOUNT -

The amount of this contract, itemized in the appendix, is established as follows:

Participant       PRICES NOT               VAT               PRICES INCL.
companies         INCL. TAXES                                TAXES
[*]               [*]                      [*]               [*]

[ * ]

This is a fixed amount.

ARTICLE 4 - VAT PAYMENT -

The above amount includes Value Added Tax at the rate of 20.6%. VAT payment, applied pursuant to current legislation, is:

- payable by the 3 participating companies.

Payment requests (deposits or balance) must mention the requirement to pay VAT.

ARTICLE 5 - COST ANALYSIS -

The provisions of article 7 of CCCG/SET apply to this contract.

ARTICLE 6 - CHARACTER OF THE PRICE -

The amount of this contract is firm and non-adjustable.

ARTICLE 7 - INDUSTRIAL PROPERTY -

   7.1. Industrial property status

        7.1.a. Preamble

The products arising from this contract will include:

- software supported by a hardware module, including a software module for VIACCESS access control,

-       a hardware module developed under the contract, with [*]

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        [*]

The software module for VIACCESS access control is developed based on a core software supplied by France Telecom. [*] are developed under this contract, from existing components manufactured with the own funds of the awardees, or benefitting under previous contract from the D option of CCCG/SET. The other software modules and the hardware module are developed under this contract. France Telecom assures [*]% of financing for these new developments.

        7.1.b. Applicable option

The provisions of Option B, Article 37.2.1 of CCCG/SET apply to this contract concerning the software module for VIACCESS access control.

The provisions of Option C, Article 37.2.1 of CCCG/SET apply, under the conditions defined below, to components [*], to the other software developed under this contract and to the hardware module.

   7.2. Licenses

The awardees may market freely the products studied, including the access control software module. France Telecom grants hereunder, for the access control software module and for its use in the only product design and the only software version described in the CCTP of the contract, a non-exclusive license without right to sublicense. This license concession is made in consideration of the royalties on sales established below. This license concession does not cover the derivative products possibly studied by the awardees subsequently.

France Telecom may use the rights to sublicense to a third party contingent upon the occurrence of at least one of the conditions below:

-       Failure of the awardees to supply the modules in industrial stage,

Failure is understood as the awardee's inability to deliver the modules to France Telecom, or the inability to cover the growth of the demand of France Telecom, established by registered letter sent by France Telecom to the awardees, whereby such inability is not corrected within a term of 90 days of notification.

- After supply by the awardees, or placement of a firm order by France Telecom with the awardees in the quantity of [*] modules,

- In the framework of a tender for the acquisition of [*] modules, of which half are allocated to one or several awardees.

If France Telecom uses its right to sublicense to a third party under conditions more advantageous for the third party than those agreed upon with the awardees, the royalties defined in this contract will


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    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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be reviewed accordingly.

7.3     Commercial use by the awardee: royalties of France Telecom on sales

The rate of the royalties payable by the awardees to France Telecom pursuant to
Article 37.2.2 of CCCG/SET, which applies to sales of products obtained under the contract or derivative products, but with the exception of sales to the parent company of France Telecom, is established as follows:


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-       Royalty with a fixed portion of [*] by VIACCESS module hereunder,
        [*], will be paid to France Telecom by the awardees. This amount includes the royalty owed for the concession of the license mentioned above,

- A royalty of X% of the price of the module derived from the VIACCESS product, not including the VIACCESS control, with a maximum of [*] per module, will be paid to France Telecom by the awardees. Derivative products are understood as PCMCIA modules not including the VIACCESS access control, comprising the common interface for DVB decoder, and including all or part of the results of this design contract.

-       The value of x is established as follows:

        [*]

ARTICLE 8 - TIME SCHEDULE FOR IMPLEMENTATION -

In this contract, the time schedule is indicated in the Appendix, with possibility of completing the items sooner.

These deadlines begin from the day following the notification to the awardee of the signing of the contract by France Telecom.

They take into account the fact that the awardee's offices may be closed for vacation.

ARTICLE 9 - METHODS OF CONTROL AND IMPLEMENTATION OF THE CONTRACT

   9.1. Verifications

The authority in charge of the verification of the contract is CCETT (Common Center for studies in telebroadcast and telecommunications).

The time available to France Telecom for verifications are described below.

Each lot will be subject to pre-verification of the first copies supplied, and verifications of the entire lot. France Telecom has one month to complete pre-verifications. This time is included in the term of the contract.

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    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Each lot will be verified after the pre-verification has given positive results.

For the verification of each lot under the conditions established in the CCTP of the contract, France Telecom has a term of one month from the presentation of the lot.

   9.2. Modification during implementation

By derogation from Article 22 of CCCG/SET, any modification causing a change in price must be the object of a rider.

In case of minor technical modification not affecting prices, the parties agreed to be represented by:

- Mrs. MONMAUR for France Telecom,
- Mr. HERNANDEZ for the awardee.

ARTICLE 10 - PAYMENT UNDER THE CONTRACT -

   10.1 Down payment and balance

Payments will be made for each company according to the following accounting schedule:


                                     MATRA %         SCM %         MHS %
                                     -------         -----         -----
[*]                                   [*]             [*]           [*]

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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   10.2. Methods

Invoices and statements must be issued to France Telecom (SNM/CRD) in one original and two copies.

They must be sent to the following address:

France Telecom
SNM/CRD
38, rue du General Leclerc
92131 ISSY-LES-MOULINEAUX CEDEX

The department in charge of making the payments is the Department of Programs and Finances, Accounting Office, Group C1-Operational Accounting - 6, Place d'Alleray - 75015 PARIS Cedex
15.

   10.3 Oppositions

Oppositions arising from assignments of receivables or liens must be sent to the department in charge of payment mentioned in Article 10.2 above.

ARTICLE 11 - PAYMENT TERMS -

The provisions concerning payment terms in Article 14 of CCG/SET are replaced by the following:

Payment of invoices for deposits, including deposits for orders

The awardee indicates on its invoice the date on which payment must be made. This date is at the earliest equal to T + 60 days, T being the date of issuance of the invoice by the supplier, which may not be prior to the cause of the invoice (notification of contract, delivery, production of the items).

The awardee sends the invoice within a maximum term of 5 business days after issuance, as evidenced by the postmark. If this term is exceeded, the awardee is informed and, unless otherwise agreed with the latter, the beginning of the 60 day payment term is the date of receipt of the invoice by France Telecom.

Payment of the balance

For the payment of the balance, the awardee indicates in its invoice the date on which payment must take place. This date is equal to T + 90 days, T being the issuance date of the invoice which may not be prior to the reason for the issuance of the invoice (receipt of the items).

Penalties for late payment

Penalties for late payment will be paid at the request of the awardee. They are calculated from the first day of arrears until the day of the actual credit to the awardee's account at a rate equal to one

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and a half the legal interest rate. The rate of legal interest retained is the rate valid on the day of issuance of the invoice.

ARTICLE 12 COMMITMENT CONCERNING SELLING PRICES TO FRANCE TELECOM -

   12.1. Commitment concerning selling target prices to the France
           Telecom group

Concerning the sales to one of the companies of the France Telecom group, the awardees pledge to charge the ceiling prices (PVP0) established below and the economic conditions valid as of October 1995, not including the royalties owed to France Telecom under the above clauses.


PVP0: maximum unit price not including taxes as of October, 1995

[*]

   12.2. Penalty

[*]

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    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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The awardees pledge that the expected contractual performances will be satisfactory. For this reason any possible modifications in the definition of the product that become necessary in order to satisfy the performance of the contractual functional specifications, will be at the expense of the awardees, or will lead to the application of the maximum penalties for non-compliance with price commitments.

The amount of the penalty P is limited to [*]% of the amount of the contract.

ARTICLE 13 - WARRANTY -

Under the conditions established in Article 28 of CCCG/SET, the term of the technical warranty of the hardware and software is 12 months.

ARTICLE 14 - FIRM BID -

The awardees guarantee, for 10 years from the receipt of the contract, corrective or progressive maintenance of the software and hardware studied. If not covered by the technical warranty, these services will be rendered under conditions to be defined by mutual agreement of the parties.

ARTICLE 15 - DELAY PENALTIES -

The penalties applied will be equal to 0.05% of the amount V, by calendar day of delay, counted between the contractual end of the lot and the presentation for acceptance of the items.

A delay of more than 6 months entitles France Telecom to cancel the contract under the conditions of Article 42.3 of CCCG/SET.

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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The representative of each contracting party, undersigned:

- States under penalty of automatic cancellation of the contract or its being taken over by the state, for its exclusive fault (or for the exclusive fault of the company on whose behalf he intervenes) that he is not concerned (or that said company is not concerned) by the prohibition arising from Article 50 of Law No. 52-401 of April 14, 1952, amended by Article 56 of Law No. 78-753 of July 17, 1978,

- Declares on his honor that the work will be done by regular full-time employees as mandated by Articles L.620-3, L.143-3 and L.143-5 of the Labor Code.

     The representative                                The Contractor
MATRA COMMUNICATION                                SCM MICROSYSTEMS
Issued in Bois d'Arcy on July 25, 1996             Issued in La Ciotat on
                                                   July 25, 1996
Read and accepted                                  Read and accepted
(written in hand)                                  (written in hand)
[Handwritten:] Read and accepted                   [Handwritten:] Read and
                                                   accepted
Signature                                          Signature
[Name]                                             [Name]
Director of the Image Division                     Director of SCM France
Signature                                          Signature
(Name and title of signatary)                      (Name and title of signatary)

The Contractor                                     France Telecom
MATRA MHS                                          Issued in Montrouge on
Issued in Nantes on July 29, 1996                  8/1/96
Read and accepted                                  Read and accepted
(written in hand)                                  (written in hand)
[Handwritten:] Read and accepted                   [Handwritten:] Read and
                                                   accepted
Michel DESBARD                                     Georges FALCOU
CEO                                                Assistant Director
MATRA MHS                                          of Research and Dev.
Signature                                          and Foreign Partnerships
(Name and title of signatary)

DRAWN UP IN FOUR COPIES

                              APPENDIX TO CONTRACT NO. 96 6M 753

                               "Detailed Price - Terms - Items"



 LOTS    DESCRIPTION    MATRA                   SCM                      MATRA MHS         Total amount by    Completion of
         OF THE         COMMUNICATION           MICROSYSTEMS             (Contractor)      lot                contractual
         ITEMS          (Representative)F/not   (Contractor)             F/not including   F/not including    performance (in
                        including taxes         F/not including taxes    taxes             taxes              months)
 -----   -----------    ---------------------   ---------------------    ---------------   ---------------    ----------------
  [*]    [*]            [*]                     [*]                      [*]               [*]                [*]

To: Date of notification to the awardees of the signing of the contract by France Telecom

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FRANCE TELECOM                              National Department of Contracts
                                            Research and Development Contracts

                         SPECIAL ADMINISTRATIVE CLAUSES

                         APPLICABLE TO DESIGN CONTRACTS



                                                           Edition of March 1994


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                      TITLE I - PERFORMANCE OF THE CONTRACT

ARTICLE 1 - PROGRESS REPORTS

        Subject to the special provisions contained in the commitment instrument the awardee must submit every three months a detailed report describing the following aspects concerning the contract and, if necessary, the project:

        - services performed (volumes, amounts, results obtained) since the notification of the contract or since the preceding report,

        - progress of the contract,

        - detailed planning of the tasks to be continued or performed,

        - follow-up of significant indicators during all the stages of the implementation of the contract or project to which the contract contributes,

        - the name of the project manager.

        Periodic reports must be sent to the technical director of the contract or to the file manager of DRI. Copy of the cover letter of these documents must be sent at the same time by the awardee to the National Department of Contracts
- Research and Development Contracts (SNM/DRD): 38, rue du General Leclerc - 92131 ISSY-LES-MOULINEAUX CEDEX.

        A final synthesis report will be delivered by the awardee at the same time as the last invoice under the contract. It will specify in particular for software the significant data of the programs developed (language: number of code lines; size, number and volume of the programs).

        The procedure is the same for the final synthesis report except that it is sent by registered letter return receipt requested and that the last invoice sent to SNM/CRD is accompanied by a copy of the report.

ARTICLE 2 - TERMS

        The only contractual terms, implying an obligation to show results are those mentioned as such in the commitment instrument. The terms mentioned in the other documents referred to in the contract, especially CCTP, are mentioned as an indication, only to facilitate following up the progress of the work.

        Extensions of the term or delivery interruptions may be agreed upon pursuant to the provisions of Article 15.3 of CCCG/SET. The request referred to in paragraph 15.3.3 of this Article must be sent to SNM/CRD.

        Under the provisions of Article 16 of CCCG/SET, the formula to be applied for the calculation of penalties enforced in the event of late performance is the following:

        P = V x R
            -----
            2000

where the parameters P, V and R have the same definition as in Article 16.1 CCCG/SET.

ARTICLE 3 - SUBCONTRACTING

        In the event of joint contracting or sub-contracting by several entities, the company designated as representative is responsible toward France Telecom for the performance and punctual completion of the project.

ARTICLE 4 - DEFAULT PENALTIES

        In the event that the contract is cancelled by the fault of the awardee as set forth in Article 42.3 CCCG/SET, and pursuant to Article 41 CCCG/SET, France Telecom reserves the right to apply to the awardee default penalty in a maximum amount equal to 50% of the amounts paid under this contract.

ARTICLE 5 - CANCELLATION

        In addition to the "other cases of cancellation" set forth in Article
42.4 CCCG/SET, France Telecom may cancel the contract in the event of significant changes in capital structure, organization of the group or identity of the majority shareholder of the awardee.

        In this case the awardee shall receive the amount due for items already delivered, in exchange for results obtained.

                      TITLE II - VERIFICATION OF THE ITEMS

ARTICLE 6 - VERIFICATION OPERATIONS

        The items hereunder are subject to verifications under the conditions possibly set forth in CCTP and in their absence in Chapter 5 CCCG/SET. The authority in charge of verification is either the Centre National d'Etudes des Telecommunications (CNET), or the entity indicated in the commitment instrument.

        The awardee must notify the technical director of the contract, by registered letter with return receipt requested about the date at which the items will be presented for such verifications. A copy of the notice of presentation must be sent at the same time to the project manager of DRI and to the SNM/CRD Department.

        The date of receipt of the presentation notice, or on the presentation date indicated in such notice, if later, has a twofold effect:

        - As date of delivery of the items, to be used for calculation of delay penalties, if any,

        - As starting date of the term(s) available to France Telecom to make the verifications and notify its decision:

* This term is two months, in the absence of special provisions set forth in the commitment instrument. It replaces the terms set forth in Article 26.2 CCCG/SET,

* However, concerning contracts including verifications of correct operation
(VABF) and or a verification of regular service (VSR), the terms available to France Telecom for such verifications are those appearing in Article 27 CCCG/SET, in the absence of special contractual provisions specified in instrument.

                              TITLE III - PAYMENTS

ARTICLE 7 - DEPOSITS

        Deposits are paid at the request of the awardee.

        A first deposit may be paid when the contract is notified. In the absence of exceptions set forth in the commitment instrument, this deposit is 5% of the total price of the items to be produced in the first twelve months after notification.

        The following deposits will be paid, after France Telecom accepts the service rendered, and taking into the consideration the periodic statements referred to in Article 1 above.

        Except if otherwise set forth in the commitment instrument, the total amount of the deposits may not exceed 80% of the amount of the contract.

        If the latter contains independent contractual lots, each of them may be subject to payment of a deposit within the limit of 80% of the amount; acceptance by France Telecom of all items in such lots allows total payment of the lot.

        An independent contractual lot is herein understood as that mentioned in the commitment instrument with its object, amount and contractual delivery term.

ARTICLE 8 - BALANCE

        After receipt of the items under the contract, the awardee shall send a report for the balance of the contract to SNM/CRD.

        In the event of a dispute concerning the items produced, a balance statement will be sent to he awardee, which may object within one month after receipt of such statement. After this term, it shall be considered that the awardee accepted it.

ARTICLE 9 - PAYMENTS TO THE CONTRACTORS OR SUBCONTRACTORS PAID DIRECTLY

        As a complement to article 3.2 CCCG/SET, it is specified that only service suppliers which executed a performance contract with the awardee of the contract may be considered subcontractors.

        In the event that the contract does not regulate them, payments to individual contractors shall be made to a single account, and payments to joint contractors to separate accounts.

        Concerning contractors and subcontractors paid directly, deposits and statements shall be itemized in a number of lots equal to the number of persons to be paid separately.

        The representative is the only party authorized to submit requests for deposits and statements for itself and co-contractors: only claims issued or transmitted by it shall be accepted.

        In the event of subcontracting with the direct payment of the subcontractor, the awardee is the only party authorized to submit requests for deposits and statements concerning the subcontracted items:
only claims issued or transmitted by it shall be accepted.

        In the event of co-contracting, requests for deposits and statements concerning the subcontracted items must be submitted by the subcontracting co-contractor and transmitted by the representative.

PAYMENTS TO SUBCONTRACTORS

        Payments owed to a subcontractor are made based on backup documents accepted by the awardee as set forth in this article, and transmitted by it or by the representative to France Telecom.

        Upon receipt of the documents referred to in the preceding paragraph, France Telecom shall notify directly the subcontractor about the receipt date indicating the amounts accepted as payable by the awardee.

        The awardee shall have a term of fifteen days from receipt of the backup documents based on which direct payments must be made, to accept them or to notify the subcontractor of its motivated refusal. If the awardee does not answer within this term, it shall be considered that it accepted.

        In the event of default of the awardee which did not send a motivated refusal, nor transmitted to Telecom the request for deposit or statement within 15 days, the subcontractor shall send directly a copy of these documents to France Telecom (SNM/CRD). It shall enclose a copy of the acknowledgment of receipt for its shipment of backup documents to the awardee.

        France Telecom shall immediately request the awardee to prove within fifteen days that it sent a motivated refusal to the subcontractor. As soon as it becomes aware of the receipt of this request, France Telecom shall inform the subcontractor.

        At the end of this term, if the awardee cannot bring proof of its motivated refusal, France Telecom shall have the terms set forth in Article 14, CCCG/SET to pay the amounts owed to the subcontractor.

                       TITLE IV - MISCELLANEOUS PROVISIONS

ARTICLE 10 - COMMUNICATIONS AND PUBLICATIONS

   10.1. Contracts referring to option A, Article 37.2.1 CCCG/SET

        The work referred to in the contract and the new materials obtained from such work may not be communicated or published in any manner whatsoever without prior written agreement of France Telecom concerning the project submitted to it.

   10.2. Contracts referring to option B, Article 37.2.1 CCCG/SET

        The provisions of paragraph 10.1 apply as long as France Telecom did not grant an exploitation or non-exclusive use license. Subsequently they shall continue to apply unless France Telecom decides otherwise.

   10.3. Contracts referring to options C and D, Article 37.2.1 CCCG/SET

        10.3.1. Until the receipt of the contract, any communication concerning the work covered by the contract must be submitted to the prior agreement of France Telecom.

        10.3.2. After receipt of the contract, the awardee shall be free to make communications but only on the results of the contract.

   10.4. - Methods

        Any communication or publication made on behalf of the awardee of the contract under the conditions set forth in Article 10.1, 10.2 and 10.3 above must obtain the agreement of France Telecom to mention the latter's contribution in these actions.

ARTICLE 11 - OWNERSHIP OF MATERIALS PURCHASED AND PRODUCED

   11.1.  Materials purchased

        The materials and software purchased by France Telecom for the implementation of the contract remain its property. Materials purchased by the awardee for the implementation of the contract are property of France Telecom if financed under the contract.

   11.2. Materials produced and software developed

        Unless otherwise set forth in the commitment instrument, or if not governed by CCTP, the materials, modes or prototypes produced under the contract shall become property of France Telecom, which may either receive them or entrust them to the awardee for the continuation of the studies or industrialization, whereby the awardee assumes the responsibility of depository.

        Software included in these materials, models or prototypes or necessary for their operation, shall be made available to France Telecom under the same conditions.

        When the contract refers to the specific development of software, a copy of the software developed shall be made available to France Telecom under the same conditions mentioned above.

ARTICLE 12 - INDUSTRIAL PROPERTY

        The provisions of Chapter VII CCCG/SET (industrial or intellectual property clauses) apply to the contract, and therefore the various declarations or communications of documents and information referred to in this chapter shall be sent to France Telecom DRI/SEDE-Industrial Property group - 7, Boulevard Romain Rolland - 92123 MONTROUGE Cedex with copy to the ... department of "Patents and Invention Exploitation" (BVI) - 38/40, rue du General Leclerc - 92131 ISSY-LES-MOULINBAUX Cedex

        In the event of assignment or transfer of rights or know-how concerning the results obtained form the contract, the awardee must preserve the rights of France Telecom on such results: it must include any clause useful for this purpose in the assignment transfer or know-how transfer contract.

        The awardee pledges to cause its subcontractor(s) if any, to comply with industrial property clauses applicable to this contract.

ARTICLE 13 - ROYALTY OF FRANCE TELECOM ON SALE

   13.1. Application conditions

        The provisions of Article 37.2.2. of CCCG/SET, which constitute a contractual obligation hereunder, apply to the contract provided the first sale contract of a product obtained by using the results obtained under the contract was executed by the awardee less than 10 years after the receipt of the items under the contract.

        The awardee must inform France Telecom within one month about the execution of the first sale contact.

        Subsequently, it must send to it, in the first month of each calendar year, a statement, even if containing nothing, of the sale contracts executed during the preceding year and the amounts to be taken into account during such period for the calculation of the royalty owed.

        Sales shall be itemized separating:

        - those made to the parent company of France Telecom,
        - to the affiliates of the France Telecom group,
        - to third parties.

        The awardee must offer the qualified representative of France Telecom facilities to verify the exactness of the statements sent. If the awardee does not send said statements within the established terms, it shall pay a delay penalty on the amounts owed, calculated at legal interest rate.

        The provisions of this Article apply to any co-contractor, designated or not, as representative.

        France Telecom reserves the possibility, concerning individual co-contractors in the event of default by one of them, to question the other contractors and in particular the representative.

   13.2  Assignment of industrial of intellectual property rights

        In the event that the awardee assigns its industrial or intellectual rights, the provisions of Article 37.2.1 CCCG/SET, options C and D, paragraph 4, shall apply. The awardee must communicate to France Telecom the amount of the assignment, if not specified in the contract.

        If the contract established the methods of the assignment of industrial or intellectual property rights, the awardee must take all measures to preserve in full the rights of France Telecom, regardless of the consideration received for the assignment.

   13.3 Know-how transfer

        If the awardee transfers know-how or part of the know-how arising from this contract to any industrialist, the contract for assignment of know-how must indicate that, in the event of sale of all or part of the products manufactured using the results of the contract, the awardee shall owe France Telecom a royalty calculated under the same conditions as the royalty owed by the awardee pursuant to the provisions of Article 37.2.2 CCCG/SET.

   13.4  Licenses and sublicenses

        If the awardee sells, under licenses and/or sublicenses, of all or part of the products manufactured using the results of the contract, the awardee is responsible towards France Telecom:

        - to declare the income obtained by it through such licenses and or sublicenses, including income arising from sales of such licenses and/or sublicenses sold to the awardee,

        - payment to France Telecom of royalties on income received under such licenses and or sublicenses.

   13.5  Subcontracting

        Pursuant to the provisions of 3.2.2.1 CCCG/SET, in its request for acceptance and approval of the subcontractor, the awardee must specify the obligations entrusted to the subcontractor that would allow paying royalties to France Telecom on the sales made by the latter of all or part of the products using the results of the contract. The absence of these elements in such a request, given if the request is accepted, does not exempt the awardee from the aforementioned obligation.

   13.6 Payment term

        The amounts owed shall be paid within 30 days from the receipt of the payment issued by France Telecom.


        NOTE: The obligations arising from the application of this article shall survive even if, after the receipt of the contract, the awardee transfers its activities (related to the object of the contract) to another company.

        Such transfer must be immediately communicated in writing to France Telecom within the next month.

        France Telecom shall have the choice:

         - either to require the awardee to continue with the obligations arising from the contract,

         - or to release the awardee from the obligation arising from the contract:

                o by signing a contract between the awardee and the transferee, covering the same obligations,

                o  by commercial agreement with France Telecom.

                             CONTRACT No. 96 6M 753


                                     * * * *


                          SPECIAL TECHNICAL CONDITIONS

                                   OF CONTRACT

May 15, 1996                                  Reference: CCETT/AMS/TCA/114/96/AC

                    SPECIAL TECHNICAL CONDITIONS OF CONTRACT

   "Development of an external PCMCIA module for VIACCESS access control which supports the DVB decoder common interface."

1. SUBJECT OF THE CONTRACT

    This set of Special Technical Conditions of Contract concerns the design of an external PCMCIA module for VIACCESS(1) access control which supports the DVB decoder common interface. This document refers to the technical conditions of consultation no. 95 PE 3060. Its purpose is to furnish precise information regarding the various functionalities required. It indicates the departures from the technical conditions of the consultation.

2. CONTRACTUAL DOCUMENTS

    Awardees shall be held to accomplish the services set out in the Contract in compliance with the following technical reference documents in descending order of priority:

    a.  This CCTP: CCETT/AMS/TCA/114/96/AC;

    b. The technical conditions of consultation (CCTC), Appendix D of the referenced consultation file FT/DRI/SEDE/1SD/95/331/HC of 08/31/95;

    c. The synthesis of the response of the Consortium (MATRA Communication, SCM and MATRA MHS) to the referenced consultation:
        IMAGE/CH/TB/SO/1978/960-4517.

    Awardees shall undertake to realize the VIACCESS module [*] according to the solutions and choices presented in that latter document (c) for which they shall be solely responsible. The constraints which result from that document shall not be opposable to the obligations which result from documents (a) and (b) cited above.

3. REFERENCE DOCUMENTS

    Awardees shall be held to comply with the following documents:

[1] PCMCIA PC Card Standard - February 1995, Personal Computer Memory Card
    International Association;

[2] prEN50221, Common Interface Specification for Conditional Access and other
    Digital Video Broadcasting Decoder Applications, version CENELEC, April 1996, Draft D or more recent;


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--------
   (1) New name for the Eurocrypt access control system for MPEG2-DVB type signals.

[3] Information Technology, Generic coding of moving pictures and associated audio: Systems Recommendation

    H.222.0           ISO/IEC  13818-1 DIS.
    ISO/IEC JTC1/SC79/WG11 N0801, November 13, 1994

[4] prETS 300 468: Digital broadcasting systems for television, sound and data services; specification for Service Information (SI) in Digital Broadcasting
    (DVB) Systems, version of February, 1996, Final Draft;

    ETR 211: Guidelines on implementation and usage of service information, February 1996.

[5] ISO 7816-1, 2, 3: card couplers, 1989 Version plus Amendment 2 of ISO 7816
    (1994), management.

[6] Access Control System for Digital Broadcasting Systems, Software Interface
    Specification, Version 0.74.

[7] UTE 90 007: "Conditional Access System for Digital Broadcast Systems.

[8] Implementation Guide for the DVB Common Interface Specification.

[9] Implementation of the VIACCESS system within the framework of MPEG2-DVB specifications.
           AMS/05/102/95/VL      (Version 1.2 or later)

[10] Technical Conditions of Consultation, Development of an integrated MPEG2 decoding system (System, Video, Audio) with video overlay in a PC environment.

[11] European directives 89/336/EEC and 92/31/EEC.

[12] Digital TV Assistance Service (TMS/THO/366/95/BA, rev. 1.6).

[13] France Telecom private descriptor coding (AMS/MPS/416/95/FG).

4. SPECIFIC INFORMATION ON THE GENERAL SPECIFICATIONS

    In this section are to be found the general operational specifications and the performance to be achieved for the [*]. The specification and performance restrictions of the [*] are listed in the document (c: Section 5), (intermediate step in the fulfillment, lot 1).

    The module created shall be able to be connected to PCMCIA interfaces in the computer world (PC's or others). Such a connection must not degrade either the module itself or the receiving equip ment.

4.1 PHYSICAL INTERFACE

    These functions are to be installed on a card of PCMCIA extended Type II format. The module developed shall comply with the mechanical properties set out in PC card standard [1].

4.2 TSI (TRANSPORT STREAM INTERFACE)

4.2.1 ELECTRICAL PROPERTIES

    This interface is defined in document prEN50221 [2]. It corresponds to the transport layer of the MPEG-2 system. The carried data are organized into transport packets of 188 or 204 bytes, including the 16 Reed-Solomon bytes processed upstream. The module shall be able to process both data


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

formats, taking the associated control signals into account.

    If the terminal should cause a break in the data stream within a packet and indicate such by means of a MIVAL envelope signal, the VIACCESS module must process same without errors and limit the jitter in the output signal, in conformity with the rules of specification document prEN50221.

[*]

4.3 CI (COMMAND INTERFACE)

4.3.1 ELECTRICAL PROPERTIES

    The management of this interface shall conform to the electrical properties and timing stipulated in the PC Card standard (section 4) (1). Only an 8 bit parallel bidirectional bus (D0-D7) associating the various control signals shall be used.


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

This interface is used in the memory mode during the configuration phase of the module described in the PC Card standard, then in I/O mode in the utilization phase, according to the DVB common interface specifications.

    Appendix A of the DVB common interface specification sets out the electrical and physical properties which are to be implanted during development. Module input voltage shall be 5 V.

    During data transfer, the rate supported in read or write mode shall be at least 3.5 Mbit/sec.

4.3.2 EXCHANGE PROTOCOL

[*]

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

4.4 DEMULTIPLEXING

    The demultiplexing component must analyze the PSI and SI tables necessary for the essential access control functions and to construct a rich man-machine dialog from the various SI tables. It must also process the private stream of the various programs viewed, in particular to supply to the user the information for access to future programs (private VIACCESS descriptors).

    The component used in the module must be the 16 PID demultiplexer.

4.5 DESCRAMBLER

    Program providers may broadcast their programs in clear or in scrambled mode. The scrambling logarithm is defined by DVB.

[*]

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

the BCM's). [*]

4.6 PROGRESSIVE SCRAMBLING

    The progressive scrambling procedure is described in the document [9]. This functionality enables the program provider to present a broadcast in a degraded mode--alternatively scrambled and in clear, for a period of several minutes, so as to suggest buying the program to the user.

    The conditional access module shall process this functionality with an ECM.

4.7 CONDITIONAL ACCESS MESSAGING

    The VIACCESS access control system specifications are described in document UTE 90 007: "Systeme d'acces conditionnel pour systemes de diffusion numerique [7]" [Conditional Access Control System for Digital Broadcast Systems].

    The document "Mise en oeuvre du systeme VIACCESS dans the cadre des specifications MPEG-2- DVB" [9] [Implementation of the VIACCESS System within the Framework of the MPEG-2-DVB Specifications] stipulates the contents of certain private data fields (CA_descriptor, access control message formats, etc.).

    The module must process an ECM broadcast rate of between 100 and 500 ms, support a renewal of control words of between 5 and 10 seconds, to the extent that the processing time required by the security module to consecutively calculate 8 ECM's does not exceed 4 seconds. The notion of phase (lifespan of a CW) is directly linked to the component. Each elementary stream has its own tempo and its own instants of CW change.

    The maximum stream rate of EMM's broadcast is 500 Kbit/sec. The module must be capable of filtering and extracting all the messages addressed to the user [from] among all the EEM's broadcast according to the rules in effect in the VIACCESS access control system. The module shall accomplish a "hardware" filtering of the messages received as a function of the type of EEM (toggle bit filtering the for EMM-GA's and EMM-GH's, unique address (UA) filtering for EMM-U's or shared address (SA) for EMM-S's). It shall be capable of receiving the four types of EMM's simultaneously.

[*]

4.8 ACCESS CONTROL MODULE SOFTWARE (ACS)

    France Telecom shall supply a software kernel for the ACS module managing all the functions (ECM processing, PMM consultation, enumeration of consumption [usage counter/log], etc.) linked to the VIACCESS conditional access [6]. The size of the code and size of the data are furnished in the specifications document (page 6). This kernel software conforms to documents [7] and [9]. It meets


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

the functional requirements expressed in documents (a), (b) and (c) and [1] through [13]. Awardees shall commit themselves to not preserve the source code of this software beyond the date of closure of the contract.

    Within the framework of this development, the manufacturing firm shall develop a software layer for calling the entry primitives of this kernel and adapting the messages linked to the man/machine dialog or to a modem toward the objects defined in the common interface specification.

    The CCETT will answer any questions concerning the problems that the manufacturing firm might encounter during the implementation of this software. Any modifications to this software that the manufacturing firm may deem necessary shall be at its expense. However, possible functional modifications rendered necessary in order to satisfy the requirements expressed in documents
(a), (b) and (c) and [1] through [13] shall be at France Telecom's expense.

4.9 CARD-MEMORY INTERFACE

    The interface card shall accomplish the function of transferring card orders between the access control software module (ACS) and the security module PC2. This shall be a dedicated function.

    The card memory interface must comply with the ISO 7816 specifications [5], using the T-0 protocol. The module must accept the components of the PC2 E-PROM family, using a programming voltage of 5 V (VPP connected).

    Data exchanges at the I/O contact may be accomplished at 115 Kbits if the memory card so requests in its reply to the request to reset to zero. In this framework, the PTS procedure shall be incorporated.

    The physical support used by the PC2 security component shall be a format 7816 plastic card.

4.10 VIACCESS ASSISTANCE DATA

    These are contained in the private descriptors of the SI DVB stream and enable a module to reply to the host on the conditions of access to future events. The precise use of these data shall be discussed at the beginning of the contract. See documents [12] and [13].

4.11 ENUMERATION OF CONSUMPTION [usage]

[*]

    The types of bidirectional communication, via modem or cable return route, may be requested according to the list proposed in the common interface specification, Section 3.1.1. [or possibly 8.1.1]. The specific functions (error correction, return management, P1.6., etc.) associated with the modem link used shall be processed by the receiver. The modules shall log on to this resource in function of the possibilities offered by the receiver.

    To date, if a receiver is used on the national [French] territory, it may offer two types of resource: a V23 modem (1200/75 bits/sec) or a private type to identify a V23 bis modem. Eventually, modem resources V27 ter and V29 may be offered by receivers.

4.12 CAM_LOCK FUNCTION

    This function enables a terminal to verify that the connected module is authorized to process the signal received by the terminal. Recognition of the module by the terminal is to be provided for. Such may be accomplished by the loading in the terminal of a specific program contained in the module. This procedure shall use private objects on the CI interface and shall be specified at the beginning of the contract.

4.13 PCMCIA AUTHENTIFICATION MODULE - SECURITY MODULE

    The PCMCIA authentification module-security module is introduced so as to enable linking the descrambler and the PC2 card. It is required in the framework of the contract to implant reciprocal PC2 card-module authentification according to a plan using public key cryptography which shall be communicated by the CCETT as soon as possible. In order to assist the development, the CCETT undertakes to supply the software kernel in ANSI C and/or in assembler (80C51 family) implementing the calculations to be initiated by the module.

    The CCETT will answer any questions concerning the problems that the manufacturing firm might encounter during the implementation of this software. All constraints imposed (due to the environment chosen) by the manufacturing firm must be mentioned to the CCETT before T0 + 1 month so as to facilitate the implementation of this software. Such constraints must not lead to a diminution in performance of the calculation kernel. The manufacturing firms may request, at France Telecom's expense, any modifications of the software deemed necessary to satisfy the requirements expressed in


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

documents (a), (b) and (c) and [1] through (13].

4.14 DOWNLOADING OF THE SOFTWARE

    For the needs of development and tests, software downloading facilities shall be specified at the beginning of the contract. A highly secure protocol shall be discussed between the CCETT and the manufacturing firm. This functionality shall be validated or not in the beginning of the life of the module, but may not be used for other purposes during the utilization phase.

4.15 IDENTIFICATION OF THE MODULE

    A permanent marking enabling identification of the module is required on all modules supplied under this contract (inscription of the "VIACCESS" logo, version number, series number to be specified).

5. PROGRESSION OF THE CONTRACT

    The services required break down into two lots:

 -  LOT 1:

    - definition of the functional and detailed specifications of the hardware and software, including the options (downloading, modem dialog);

    - test book;

    - development of[*]

    - creation of satellite-borne software and tests of the whole;

    - [*]

 -  LOT 2:

 -  test book

    - development of [*]

    - porting and creation of satellite-borne software linked to the interfaces of that new component and tests of the whole;

    - [*]

6. CONTROL OPERATIONS

    The verification operations shall comprise two phases:

    - pre-verification which shall consist in verifying the design services for lots 1 and 2;

    - verification of the modules supplied under each lot.

6.1 METHODS OF CONTROL

    All of the functionalities described above shall be tested separately and within the framework of actual use. The tests conducted shall be described in a detailed fashion in the test book proposed by the awardees and approved by France Telecom.

    The basic principle is that it shall be up to the awardees to prove a functioning which complies with the specifications. The control operations do not have the objective of debugging the supplied material. France Telecom reserves the right to reject a[ny given] control without having to perform the entirety of the tests foreseen.

    Without either France Telecom's written approval or its request, awardees shall not make any alterations in the supplied material during a control operation. The various versions used shall be listed and preserved by the awardees. They shall be re-implantable at any time upon request of either France Telecom or the awardees.

    The pre-verification operations shall be conducted on the awardee's premises. The test means developed or supplied by the awardees shall be put at France Telecom's disposition according to rules to be established and stipulated in the test book, prior to the realization of the pre-series of 50 units for each of the lots.

    The verification operations shall be explicitly written down in the test book. Their objective shall be to verify the proper functioning of the various accomplished items supplied under lots 1 and 2.

6.2 ENVIRONMENTAL BEHAVIOR

    The module shall comply with the European standards in effect in order to obtain the mandatory "CE" label.


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

    For such, it must comply with European directives 89/336/EEC and 92/31/EEC:

    - limited electromagnetic disturbances;

    - adequate level of intrinsic immunity to electromagnetic disturbances and electrostatic discharges.

    Awardees undertake to present the certificates issued by the specialized organizations having authorized use of the "CE" label.

    Moreover, it [the module] must also comply with the operational conditions set out in the PC Card Standard specifications, volume 3 (Physical Specifications) (mechanical properties, multiple insertions, behavior at ambient temperature and humidity conditions).

    Test reports shall be furnished to France Telecom upon request.

6.3 TEST TOOLS

    During the development phase, the awardees must supply the proof that they have available to them the testing tools which will enable verification of the ensemble of functionalities prior to presentation of the products to France Telecom for acceptance.

    France Telecom will not make available to awardees the testing tools it has developed for its own needs, such not being a part of this contract. However, such may possibly be negotiated in the course thereof.

6.4 CONTRACT LANDMARKS

  - Lot 1: [*]

  - Lot 2: [*]

6.5 DOCUMENTATION


    The documentation shall be supplied in French in hard copy and in electronic files (Word 6). It shall comprise in particular:

    - the external [user] specifications files of the hardware,

    - the external [user] specifications files of the software,

    - the cahiers de recette (pre-verification and verification).

    The industrial file shall comprise in particular:

    - the fabrication files, schematics, nomenclature,

    - the software and hardware validation files,

    - the source code of the software developed or modified.

    This industrial file shall be supplied only if France Telecom makes use of its option to sub-license a third party according to the conditions cited in the Industrial Property Section - applicable options of the awarded contract.


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

7. MONITORING OF THE PROGRESSION OF THE CONTRACT IMPLEMENTATION

    The awardees shall draw up and present the general project schedule.

    This general schedule shall consist of a collection of documents which clearly outline:

    - the tasks and operations involved in the realization of the various items to be supplied under the contract;

    - the services to be rendered by the various project participants and their interlocutors (the departments of France Telecom concerned by the project, represented by the Technical Contract Representative, the awardee's teams, the co-contractors and sub-contractors are examples of "participants");

    - the logistics, infrastructure or environment and supplies procurement tasks;

    - the activities of testing, trials and durability verification of the performance objectives;

    - the activities of quality assurance, control and approval;

    - the logical sequencing of these elements;

    - the identified phases of development, such being in compliance with the development and quality plans;

    - the key points of the project (organizational and decisional techniques);

    - the critical points of the technical strategy adopted;

    - the project tasks highly sensitive with respect to the final result, especially in the matter of timing;

    - the provisions implemented within the context of the prevention of identified risks.

    This general plan and schedule is to be established by the titular agent in cooperation with the various participants in the project in order that its content may be validated by them. Acceptance of the schedule by the participants will thus engage them to comply therewith within the limits of the contractual commitments.

    The level of detail of the schedule is to be defined by mutual agreement among the participants in order to allow control of progress and impart the visibility expected by France Telecom. On the one hand, the objective of the general plan is not to replace the detailed scheduling of each participant and, on the other hand, the scheduling of each participant may not substitute for or go against the general plan, which shall constitute the sole reference for the project within the limits of compliance with contractual obligations. The titular agent shall ensure that the general plan remains valid for each participant in the project.

    Resource management shall not be governed by the general plan, but rather the detailed plans and schedules of each participant.

    Each participant shall designate a planning correspondent, duly authorized to represent him, who shall be the interface with the planning manager. Such planning correspondent shall have as a mission to:

    - report regularly on the state of progress of the tasks the participant he represents is responsible for;

    - make known any element of a nature as to necessitate a modification of the general plan;

    - guarantee the coherence with the general plan of the eventual detailed schedule implemented within the participant's establishment;

    The general plan shall be presented and commented upon at each work progress meeting and shall reflect the progress of the project.

    The keeping up to date of this document shall consist of only two sorts of operation:

    - the updating of progress which, within the framework of regular follow-up on the project, shall consist of recording at least once a month the tasks terminated and updating the duration of the tasks under way;

    - the updating of the plan which, in exceptional conditions, may necessitate revision of the initial work of scheduling when the plan has become obsolete or unusable owing to serious perturbing events (addition, elimination or modification of tasks). Such updates, as with the initial plan, shall require the participation of a representative of each participant in the project. Each update shall also be signed off on by each project participant.

    The titular representative shall systematically distribute a copy of each new edition of the general plan to each participant.

    Each new edition of the plan shall be accompanied by a document which presents and justifies the changes from the preceding edition.

    A procedure shall be implemented for the distribution of minor updates not requiring a new edition.

    A procedure shall be implemented for the regular gathering of information on progress which each participant shall furnish to the planning manager.

    Monthly and quarterly progress reports shall refer to the current edition of this document.

    By its set format (PERT network, e.g.), the planning document shall display for each task:

    - its precise label;

    - its effective duration (expressed in business days, weeks or months);

    - its total margin [time overallowance] and free margin [overallowance remaining] (expressed in business days);

    - if necessary, its implementation calendar (the calendar for each task is the sum of the working days and non-working days in the period in which it can be accomplished);

    - its estimated workload (expressed in man-days);

    - its logical dependency links with the other project tasks;

    - its projected beginning and ending dates (ddmmyy);

    - its current status (a task is either terminated, in course, or not yet begun);

    - possibly, its actual beginning date and the time remaining (for tasks in course);

    - possibly, its actual beginning and ending dates (for tasks terminated).

    Lists of tasks (for example, sorted by persons in charge) as well as representations of schedules in the form of Gantt graphs (bar graph schedules) may be requested.

8. DESIGNATION OF LEAD TECHNICIANS [engineers]

    For France Telecom, the lead technician shall be Mr. Andre CODET (CCETT/AMS/TCA);

    For the titular agent, the technical representative of MATRA Communication is Mr. Charles HERNANDEZ.

                                                                    MATRA [LOGO]
                                                                   COMMUNICATION


                                    VIACCESS


                      SYNTHESIS OF THE [ILLEG] CONSULTATION
                                  MATRA [ILLEG]

Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/960-4517                                       COMMUNICATION

                                    CONTENTS
                                    --------

   1. INTRODUCTION                                                                     4

   2. SPECIFICATIONS OF THE MODULE                                                     4

     2.1 DESCRIPTION OF THE HARDWARE                                                   4
         2.1.1 Architecture                                                            4
         2.1.2 Mechanical                                                              5
         2.1.3 Electronic
             2.1.3.1 Specific circuit "Conditional Access Processor [*]                6
                2.1.3.1.1 Descrambler                                                  6
                2.1.3.1.2 Demultiplexer                                                6
                2.1.3.1.3 TSI/TSO interface                                            9
                2.1.3.1.4 CI interface                                                10
                2.1.3.1.5 PC2 interface                                               10
             2.1.3.2 V80C52 micro-controller "Conditional Access Controller (CAC)"    10
             2.1.3.3 Flash memory program "Conditional Access Flash Memory (CAP)"     11
             2.1.3.4 Time base                                                        11

     2.2 DESCRIPTION OF THE SOFTWARE                                                  11
         2.2.1 Architecture                                                           11
         2.2.2 "VIACCESS" task                                                        14
         2.2.3 "PCMCIA" task                                                          14
         2.2.4 "PC2" task                                                             14
         2.2.5 "TSI/TSO" task                                                         14
         2.2.6 "DVB_CI" task                                                          15
         2.2.7 "Hardware environment" task                                            15

   3. ENVIRONMENTAL BEHAVIOR                                                          15

   4. CHARACTERIZATION AND COMPLIANCE TESTS                                           15

   5. INTERMEDIATE STEP: [*]                                                          15

     5.1 DESCRAMBLER                                                                  16
     5.2 DEMULTIPLEXER                                                                16
     5.3 TSI/TSO INTERFACE                                                            17
     5.4 CI INTERFACE                                                                 17
     5.5 PC2 INTERFACE                                                                17


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/960-4517                                       COMMUNICATION

     5.6 INFLUENCE ON THE SOFTWARE                                                    17
         5.6.1 "VIACCESS" task                                                        17
         5.6.2 "TSI/TSO" task                                                         17

Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/960-4517                                       COMMUNICATION

1. INTRODUCTION

This document describes the offer made to France Telecom by the consortium of MATRA Communication, SCM Microsystems and MATRA MHS for the development of the Viaccess external access control PCMCIA module.

2. SPECIFICATIONS OF THE MODULE

2.1 DESCRIPTION OF THE HARDWARE

2.1.1 ARCHITECTURE

The Viaccess DVB module, hereinbelow called the "module," is an electronic card in the PCMCIA format, compatible with the DVB standard as described in the document CENELEC prEN 50221, "Common Interface Specification for Conditional Access and other Digital Video Broadcating Decoder Applications."

This module operates on +5 volts and physically interfaces with a chip card in the ISO 7816 format.

It is constituted of the following functions:

                  "Conditional Access Processor [*]"
                  "Conditional Access Controller (CAC)"
                  "Conditional Access Flash Memory (CAF)"

collected together as in the block diagram below.


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

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                              [SEE SOURCE DOCUMENT]

                         FIGURE 1: SYSTEM BLOCK DIAGRAM

The "Conditional Access Processor [*]" circuit is specific. It is to be developed within the framework of this program. [*]

The "Conditional Access Controller (CAC)" function is to be provided by an eight bit 80C52 micro-controller (Intel architecture) with a rate of 28.6 MHz. This circuit is the engine which executes the program in reaction to high level events.

The "Conditional Access Flash Memory (CAF)" block enables storage of the program. A one Mbit flash memory has been selected to provide that function. It allows gene ralizing the uploading of the software to the base version of the module.

2.1.2 MECHANICAL

The module shall be realized in the [*] format. It shall accept a chip card in the ISO 7816 format.

The PCMCIA connector selected has a single row of pins. That row is [*].

[*]

2.1.3 ELECTRONIC


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

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2.1.3.1 SPECIFIC CIRCUIT "CONDITIONAL ACCESS PROCESSOR CAP54"

2.1.3.1.1 DESCRAMBLER

[*]

2.1.3.1.2 DEMULTIPLEXER

[*]


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

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[*]

ACQUISITION OF THE ECM:

[*]


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

EMM ACQUISITION:

[*]

ACQUISITION OF THE PSI/SI'S AND ASSISTANCE DATA:

[*]


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

[*]

2.1.3.1.3 TSI/TSO INTERFACE

[*]

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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

2.1.3.1.4 CI INTERFACE

The DVB control interface is implemented on the PCMCIA type interface. [*]

2.1.3.1.5 PC2 INTERFACE

The circuit enables direct management of all types of chip cards in [*]

2.1.3.2 V80C52 MICRO-CONTROLLER "CONDITIONAL ACCESS CONTROLLER (CAC)"

The micro-controller selected is the type 80C52.

Its usable resources are: 8 kb of program memory, 256 bytes of RAM, and three timers.

Its maximum operational frequency is above 30 MHz.

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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

2.1.3.3 FLASH MEMORY PROGRAM "CONDITIONAL ACCESS FLASH MEMORY (CAF)"

The external program memory shall have a capacity of 128 kbytes (divided into two 64 kb pages).

This memory is erasable by sectors and shall be seen by the micro-controller as a space for executable code and/or data.

One of the advantages of flash memory is to enable downloading software.

2.1.3.4 TIME BASE

The time base selected for the chip card is based on ISO standard 7816:

                           9600 x 372 x 8 = 28.57 MHz

It is to be obtained from a CMS resonator connected to the terminals of the micro-con troller's internal oscillator and is to be redistributed to the [*] circuit.

That frequency allows processing of the "PTS" protocol at 115.2 kbaud.

2.2 DESCRIPTION OF THE SOFTWARE

We shall retain the following terminology which is used in the chapters to follow:


    MULTICRYPT module:    physical module, the subject of this response;

    Software task:        function or group of software functions of the
                          same type;

    VIACCESS:             software task constituted by the ACS and its high
                          level man/machine interface portion (high level MMI).

2.2.1 ARCHITECTURE


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

                            FIGURE 2: MODEL IN LAYERS

                              [SEE SOURCE DOCUMENT]


                            -----------------------
                              Hardware Environment
                                Flash management
                                 ITA management
                            -----------------------

The layer model defined by figure 2 allows effective hierarchization of the various soft ware tasks and to comprehend their interfaces.

This diagram shows the organization and arrangement of the tasks and functions:

  - The interface with the external environment is made via task DVB-C1 which implements the software portion of the DVB Common Interface, as described in the consultation document [2]. This task communicates with the PCMCIA and TSI/TSO tasks, Hardware Environment and VIACCESS;

  - The PCMCIA task is linked to the common portion between the PCMCIA inter face (documents [1], [2], [7] and [9] of the consultation) and the DVB Common Interface;

  - [*] (documents [2], [3], [4], [7], [9] and [11] of the consultation);

  - The Hardware Environment task is linked to the hardware implementation of the module: management of the flash memory and management of the various software and hardware interrupts.


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

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  - The task which corresponds to the access control per se is called the
    VIACCESS task (documents [6] and [9]). This integrates the MMI scenarios. It is in communication only with tasks DVB-C1 and PC2.

  - The task which effects the interface with the security processor is called the PC2 task (documents [6] and [9]). It is in direct communication only with tasks ISO7816-8 and VIACCESS.

  - And finally, task ISO7816-8 mplements the software portion of the interface with the chip cards which meet the ISO 7816 standard (document [5]). This is the low est level function associated with the access control function.


                             ----------------------
                                     TSI/TSO
                               EMM/ECM extraction
                                  CW management
                             ----------------------

----------------------                                    ----------------------
 Hardware Environment
   Flash Management                                               PCMCIA
    IT Management
----------------------                                    ----------------------

                             ----------------------
                                     DVD-CI
                             ----------------------

                             ----------------------
                                    VIACCESS
                             ----------------------

                             ----------------------
                                       PC2
                             ----------------------

                             ----------------------
                                       ISO
                                 7816-8 [OR 3?]
                             ----------------------

                        FIGURE 3: SOFTWARE ARCHITECTURE

                              [See source document
                            for flow relationships.]

The architecture and organization of the software layers are defined in figure
3.

The entire program is articulated around the DVB-C1 function, the unique point of access to the MULTICRYPT module by the DVB decoder.

Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

2.2.2 "VIACCESS" TASK

The VIACCESS task issues from the France Telecom ACS kernel. It shall be adapted to take account of the hardware environment, in particular the memory space management.

The VIACCESS task also comprises the elements corresponding to the specific MMI scenarios in the document "Access Control System for Digital Video Broadcasting Software Interface Specification."

The VIACCESS task can be interrogated by the DVB decoder only by way of the DVB-C1 software interface.

2.2.3 "PCMCIA" TASK

The PCMCIA task shall have the role of carrying messages from the physical layer of the control interface in conformity with the DVB standard. This task is divided into three parts:

  - [*]

2.2.4 "PC2" TASK

The PC2 task must manage the dialogs with the PC2 card according to the 7816-3 standard. It includes the management of the PTS protocol.

This task is divided into five parts:

    - [*]

After the response to the reset of the card, this procedure shall, in a systematic fashion, engage the PTS request to the card. Following that response, the transmission stream may attain 115.2 kbaud (enabling eventual use of PC2-8 cards).

2.2.5 "TSI/TSO" TASK

The TSI/TSO task has the job of managing the MPEG2 transport stream to the descrambler.

In particular, it shall effect the operations of PSI/SI data retrieval necessary to its opera tion, management of the EMM/ECM messaging acquisition filters, the retrieval thereof, and the loading of the control words into the descrambler portion of the [*].


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

The ECM message addresses, which depend on the program selected, are to be furnished by the DVB decoder by way of the DVB-C1 task (CA_PMT object management).

2.2.6 "DVB_CI" TASK

The DVB-C1 task corresponds to the implementation of the software part of the DVB common interface as specified in the document [2].

It has the job of transmitting information between the DVB decoder (via the control interface (CI and the PCMCIA task) and the VIACCESS access control task.

The DVB-C1 has the job of information exchanges between the "hardware environment" task and the various other tasks concerned (e.g.: extraction from the PC2 card).

2.2.7 "HARDWARE ENVIRONMENT" TASK

It is this task which manages, among others, the function of loading the software by means of the control interface. It enables updating the code resident in the flash memory by downloading to it.

Following reception of messages carrying the update data, there is an activation of the task which will transfer the new code into the flash memory.

3. ENVIRONMENTAL BEHAVIOR

The module shall conform to the standards in effect relative to the safety of the user, to climatic conditions, mechanical behavior and to the TESD/CEM to the extent that such are applicable to the module.

4. CHARACTERIZATION AND COMPLIANCE TESTS

Qualification of the hardware and software necessitate the creation and exploitation of a large number of operational scenarios (several hundred). Use of the stream generators and analyzers developed and marketed by MATRACOM and SCM within the framework of the France Telecom design contracts will enable exhaustive exploitation.

5. [*]

In order to have modules quickly available, development of an [*] is provided for, including the descrambler/demultiplexer coming from the MATRA


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

Communication "Mer de Portes" study and the PCMCIA interface from SCM. The [*]. At the hardware level, all the rest of the module will conform to chapter 2 of this document.

5.1 DESCRAMBLER

[*]
    - processing at the PES and transport levels.

However, the maximum stream rate is [*].

5.2 DEMULTIPLEXER

The [*] shall comprise a group of registers, comparitors and acquisition buffers enab ling the acquisition of the ECM's, EMM's, PSI/SI's and assistance data.


The acquisition buffers shall be the following:
  - [*]

ECM acquisition:

Four registers are available, each containing:

  - [*].

EMM acquisition:

Two registers are available, each containing:

  - [*]


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

  - one address value for type U or S EMM's.

Acquisition of the PSI/SI's and assistance data:

Two registers are available, each containing:

  - [*]

5.3 TSI/TSO INTERFACE

The [*] shall have a transport stream I/O interface identical to that of the [*], both from the point of view of protocol as from the point of view of I/O signals.

The MICLK and MOCLK clocks shall have a maximum frequency of at least 6.75 MHz, which corresponds to a maximum stream rate of at least [*].

5.4 CI INTERFACE

[*]

5.5 PC2 INTERFACE

[*]

5.6 INFLUENCE ON THE SOFTWARE

5.6.1 "VIACCESS" TASK

The VIACCESS task shall integrate an unoptimized version (at the level of the memory fields) of the ACS kernel. It shall use a RAM with a 32 kbyte capacity, external to the [*] component and shall meet the actual needs of the VIACCESS ACS kernel supplied by France Telecom.

5.6.2 "TSI/TSO" TASK


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Bois d'Arcy, May 10, 1996                                           MATRA [LOGO]
IMAGE/CH/TB/SO/1978/9604517                                        COMMUNICATION

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The TSI/TSO shall take account [*] as concerns the ECM, EMM and PSI/SI acquisition routines and the buffer management.

[*]

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